TRANSAMERICA PARTNERS FUNDS GROUP
TRANSAMERICA ASSET ALLOCATION FUNDS
and
TRANSAMERICA PARTNERS INSTITUTIONAL FUNDS GROUP
TRANSAMERICA INSTITUTIONAL ASSET ALLOCATION FUNDS

Supplement dated September 7, 2010 to the Statement of Additional Information dated
May 1, 2010, as previously supplemented

* * *

Transamerica Partners Balanced
Transamerica Partners Core Bond
Transamerica Partners Institutional Balanced
Transamerica Partners Institutional Core Bond

The following information supplements and amends certain information in the Statement of Additional Information (the “SAI”) in the section entitled “Investment Advisory Services – Sub-Advisers” relating to Transamerica Partners Balanced, Transamerica Partners Core Bond, Transamerica Partners Institutional Balanced and Transamerica Partners Institutional Core Bond:

Matthew Marra, Eric Pellicciaro and Rick Rieder are responsible for the day-to-day management of the Balanced and Core Bond Portfolios on behalf of BlackRock.

As of July 30, 2010, Mr. Pellicciaro managed assets for (i) 20 other registered investment companies having approximately $14.63 billion in total assets (BlackRock’s advisory fee was not based on the performance of any such registered investment companies), (ii) 2 other pooled investment vehicles having approximately $425.4 million in total assets (with BlackRock’s advisory fee being based on performance for 1 such pooled investment vehicles, which had approximately $192.5 million in total assets), and (iii) 0 separately managed accounts having approximately $0 in total assets, which also had an advisory fee with a performance-based component.

As of July 30, 2010, Mr. Rieder managed assets for (i) 14 other registered investment companies having approximately $10.89 billion in total assets (BlackRock’s advisory fee was not based on the performance of any such registered investment companies), (ii) 4 other pooled investment vehicles having approximately $1.63 billion in total assets (BlackRock’s advisory fee was not based on the performance of any such pooled investment vehicles), and (iii) 1 separately managed account having approximately $76.4 million in total assets (BlackRock’s advisory fee was not based on the performance of any such separately managed accounts).

Ownership of Securities
As of July 30, 2010, Messrs. Pellicciaro and Rieder did not beneficially own securities in any of the funds that invest in the Balanced and Core Bond Portfolios.

* * *

Transamerica Partners Inflation-Protected Securities
Transamerica Partners Institutional Inflation-Protected Securities

The following information supplements, amends and replaces certain information in the SAI in the section entitled “Investment Advisory Services – Sub-Advisers” relating to Transamerica Partners Inflation-Protected Securities and Transamerica Partners Institutional Inflation-Protected Securities:

Martin Hegarty, Stuart Spodek and Brian Weinstein are responsible for the day-to-day management of the Inflation-Protected Securities Portfolio on behalf of BlackRock.

As of July 14, 2010, Mr. Hegarty did not (i) manage assets for other registered investment companies (ii) manage other pooled investment vehicles, or (iii) manage other accounts.

Ownership of Securities
As of July 14, 2010, Mr. Hegarty did not beneficially own securities in any of the funds that invest in the Inflation–Protected Securities Portfolio.

* * *

Transamerica Partners Balanced
Transamerica Partners Core Bond
Transamerica Partners Inflation-Protected Securities
Transamerica Partners Institutional Balanced
Transamerica Partners Institutional Core Bond
Transamerica Partners Institutional Inflation-Protected Securities

The following information replaces in its entirety the section in the SAI entitled “Investment Advisory Services – Sub-Advisers – Discretionary Incentive Compensation”:

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock. In most cases, including for the portfolio managers of the Portfolios, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Portfolios or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated. With respect to the portfolio managers, the relevant benchmarks for the Funds include the following:

Portfolio Manager	Benchmarks Applicable to Each Manager

Martin Hegarty	A combination of market-based indices (e.g., Barclays Capital Global Real: U.S. Tips Index), certain customized indices and certain fund industry peer groups.

Matthew Marra

A combination of market-based indices (e.g., Barclays Capital Aggregate Index, Barclays Capital Universal Index, Barclays Capital Intermediate Government/Credit Index), certain customized indices and certain fund industry peer groups.

Eric Pellicciaro

A combination of market-based indices (e.g., Barclays Capital U.S. Aggregate Bond Index, custom 50% Barclays Capital Mortgage-Backed Securities Index/50% Merrill Lynch 10-Year Treasury Index, Barclays Capital GNMA MBS Index), certain customized indices and certain fund industry peer groups.

Rick Rieder

A combination of market-based indices (e.g., Barclays Capital U.S. Aggregate Bond Index, Barclays Capital Universal Index, Barclays Capital Intermediate Government/Credit Index), certain customized indices and certain fund industry peer groups.

Stuart Spodek

A combination of market-based indices (e.g., Citigroup 1-Year Treasury Index, BofA Merrill Lynch 1-3 Year US Corporate & Government Index, Barclays Capital Global Real: U.S. Tips Index), certain customized indices and certain fund industry peer groups.

Brian Weinstein	A combination of market-based indices (e.g., Barclays Capital Global Real: U.S. Tips Index), certain customized indices and certain fund industry peer groups.

BlackRock’s Chief Investment Officers make a subjective determination with respect to the portfolio managers’ compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above. Performance of fixed income funds is measured on both a pre-tax and after-tax basis over various time periods including 1, 3, 5 and 10-year periods, as applicable. Performance of equity funds is measured on a pre-tax basis over various time periods including 1, 3 and 5-year periods, as applicable.

Information pertaining to Mr. Arledge in the section entitled “Investment Advisory Services – Sub-Advisers” is deleted.

* * *

Investors Should Retain this Supplement for Future Reference